This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. 1 Investor Presentation As of September 30, 2025

Overview of WaFd Bank 2 • Established in 1917; IPO in 1982 • Washington State Charter Commercial Bank – WA DFI, FDIC, FRB, CFPB Regulated • Headquartered in Seattle, WA; is the second largest bank headquartered in the Pacific Northwest • 208 branches across 9 western states • Full-service consumer & commercial bank • Strong capital, high asset quality, consistent results • Portfolio mortgage lender • Profitable every year since 1965 • Interest rate risk management – well controlled • 170 consecutive quarterly cash dividends • 14253% Total shareholder return since IPO Total Assets $26.7B Total Loans HFI $20.1B Total Deposits $21.4B Stockholder Equity $3.0B Efficiency Ratio 56.8% Adjusted Efficiency Ratio 57.1% 1 As of or for the quarter-ended September 30, 2025 Overview Geographic Overview Company Highlights1 2

WaFd Bank Executive Management Committee 3 Kelli Holz SEVP Chief Financial Officer Brent Beardall President and Chief Executive Officer 3 Ryan Mauer EVP Chief Credit Officer Cathy Cooper EEVP Chief Experience Officer Kim Robison EVP Chief Operating Officer

WaFd Bank Demographics

Our markets are among the most desirable in the US and create a foundation for loan growth without excessive risk

State	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Total Population 2025 (Actual)	Population Change 2020-2025 (%)	Projected Population Change 2025-2030 (%)	Median HH Income 2025 ($)	Projected HH Income Change 2025-2030 (%)
Washington	73	8,685,124	4.13	40.5	8,042,527	4.38	3.09	105,641	13.02
California	10	3,726,997	0.22	17.4	39,435,158	-0.26	0.05	105,694	12.59
Oregon	36	2,724,526	2.8	12.7	4,271,804	0.82	0.4	89,847	12.76
Arizona	28	1,641,460	0.76	7.7	7,705,939	7.75	4.97	86,542	12.71
New Mexico	18	1,802,886	3.86	8.4	2,130,660	0.62	0.36	69,426	9.85
Idaho	21	935,047	2.51	4.4	2,041,822	11.02	6.52	83,555	11.31
Utah	9	601,054	0.47	2.8	3,573,552	9.23	5.97	103,211	12.91
Nevada	8	559,906	0.53	2.6	3,319,992	6.94	4.7	86,266	14.36
Texas	5	760,636	0.05	3.5	31,994,623	9.78	6.47	84,658	11.81
Totals:	**208**	**21,437,636**		**100**	**102,516,077**				
Weighted Average						**3.67**	**2.47**	**97,078**	**12.56**
Aggregate: National					**342,965,686**	**3.47**	**2.58**	**86,867**	**11.3**

Branch count and WaFd deposit balances are as of September 30, 2025. Deposit market share and percent of national franchise are from the FDIC's Summary of Deposit reports and are as of September 30, 2025. All other data is updated as new data becomes available.

WaFd Bank
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Organizational Structure & Objective: Business Banking and Commercial Real Estate Banking Segments have two primary objectives as a trusted advisor: 1.Deliver phenomenal , concierge-level customer service to all our clients - "everyone and every business deserves a WaFd banker". 2.Grow the business by delivering credit and treasury solutions that allow our clients to prosper. Build 2030 5

Evolution of Our Franchise Thrift Consumer deposits and home loans. Commercial Relationship deposits and diversified lending Serving Businesses Concierge level service for all clients –serving businesses wholistically alongside consumers, both in-person and digitally 1917-2007 Build 2030 6 15 years of investment in our evolution to a commercial bank 6 Digital Focus Leverage data to anticipate financial needs and empower clients

Northwest Retail Banking Satisfaction Study 7 677 663 663 644 642 634 630 617 608 598 Banner Bank WaFd Chase Umpqua Bank KeyBank Region Average U.S. Bank First Interstate Bank Bank of America Wells Fargo Scores were obtained from the J.D. Power 2025 U.S. Retail Banking Satisfaction Studysm. Northwest ranking is based on data including Idaho, Montana, Oregon and Washington.

Net Promoter Score Approaching World Class 8 Our investments in customer service, usability and technology are translating into high customer satisfaction levels Source: CustomerGauge.com and Comparably.com WaFdaa Net Promoter Score 1Peer Net Promoter Score 1 1 2025 Financial Services Banking Benchmarks A Score of 70 or higher is considered world class. A Score of 50 or higher is considered excellent. A score of 30 or higher is considered very good. A score of 0-30 is considered good 8 15 18 58 853

9 We believe our enduring franchise comes from core principles focused on helping the neighborhoods we serve. Our Corporate Social and Environmental Responsibility Policy flows from WaFd Bank’s core principles, which are: To provide common- sense banking that helps neighborhoods flourish Adhere to the primary corporate value of integrity Exercise prudent risk management Maintain transparency in its business practices Resolve to create long-term value for all stakeholders 1 2 3 4 5 Community Development Over $390 million dollars invested towards community development lending including and affordable housing investments Washington Federal Foundation The Washington Federal Foundation awarded 206 grants to local community organizations totaling over $1 million for the fiscal year Volunteerism WaFd employees participated in 14,649 volunteer hours in support of 1,136 community organizations and initiatives United Way Matching Campaign WaFd matches employee contributions made to United Way agencies in all nine states. In FY 2025 pledges from colleagues were $375,525. WaFd matched $375,495 and $750,000 matched by FHLB for a total of $1,501,020 Commitment to Community

10 5 Year Change by Percentage in Each Geographical Area1 From September 30, 2019, to September 30, 2025 1 WaFd entered the California market with the LBC merger 3/1/2024. Change in Loans Change in Deposits

11 Loan and Deposit Balances by Geographical Area As of September 30, 2025, $ In Millions Loan Balances by State Deposit Balances by State

12 Loan Growth – Through Different Interest Rate Environments • Net loan growth has slowed with principal repayments outpacing originations. • Mortgage and Consumer loans currently make up 42% of total net loans compared to 68% in 2015. Loan GrowthNew Loan Originations $ in millions. • Originations overall are reduced due to sustained high rates and an uncertain economic environment. • Commercial loans make up a greater portion of all originations over time, making up 83% of all originations in 2025 compared to 62% in 2015. The pace of this change will increase given our exit of the mortgage lending market. Mortgage & Consumer Commercial Real Estate Commercial & Industrial (C&I) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $2,000 $4,000 $6,000 $8,000 $10,000 Mortgage & Consumer Commercial Real Estate Commercial & Industrial (C&I) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $5,000 $10,000 $15,000 $20,000 $25,000

Non-Performing Asset Trends 13 We have maintained a strong ACL while NPAs remain low • ACL at September 30, 2025 amounted to $200 million, representing 140% of total NPAs 1 • Non-performing assets $143 million as of September 30, 2025, 0.54% of Total Assets Non-Performing Assets to Total Assets and ACL to Total Loans 1 1 ACL to Total Loans does not include ACL related to unfunded commitments of $21.5 million. 2 Effective October 1, 2020, the Company implemented FASB’s Current Expected Credit Loss (CECL) Standard 2 3.22% 2.76% 2.18% 1.63% 1.00% 0.88% 0.67% 0.64% 0.53% 0.48% 0.20% 0.22% 0.21% 0.26% 0.28% 0.54% 1.79% 1.85% 1.69% 1.47% 1.36% 1.15% 1.13% 1.12% 1.11% 1.09% 1.29% 1.22% 1.06% 1.01% 1.01% 1.04% Non-Performing Assets to Total Assets ACL to Gross Loans 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Strong Credit Quality 14 Net Loan Charge-offs (recoveries) Average NCOs Per Year – Last 20 Years Source: S&P Global, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement (1) Strong Credit Quality Characterized by Limited Charge-Offs The Bank experienced nine consecutive years of net recoveries, fiscal 2014 through fiscal 2022, during which net recoveries totaled $74.9 million. Net charge-offs have remained low through FY 2025. 2.01% 1.23% 0.93% 0.24% (0.18)% (0.06)% (0.13)% (0.13)% (0.10)% (0.03)% (0.03)% (0.05)% (0.02)% 0.26% 0.01% 0.06% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 (0.50)% —% 0.50% 1.00% 1.50% 2.00% 2.50%

Net Loan Portfolio Average Current LTV 15 As of September 30, 2025, $ In Thousands Net Balance % of Loans WTD Avg Current LTV % Delinquent based on $ Multifamily 4,605,368 23% 56% 0.45 % CRE - Office 802,868 4% 74% 0.35 % CRE - Other 2,744,094 14% 47% 1.76 % CRE Construction - Multifamily 674,034 3% 67% — % CRE Construction - Other 412,931 2% 50% — % C&I 2,327,200 12 % NA 0.05 % SFR 7,898,051 39% 48% 0.58 % SFR Custom Construction 77,633 — % 79% 0.98 % Other 546,439 3 % NA 0.52% 20,088,618 100% 0.61%

Other CRE Property Types as % of Total Net Loans 16 As of September 30, 2025 Industrial 4.1% Other Non-Residential 1.27% Medical / Dental 1.18% Retail-anchored 1.15% Mixed Use 1.0% Mini Warehouse / Self Storage 1.0% Hotel / Motel 0.8% Retail - Not Anchored 0.6% Warehouse 0.5% Single Family Residence 0.4% Cross Collateral / Bridge 0.3% Restaurant / Tavern 0.3% Gas Station / Convenience Store 0.1% Convalescent / Assisted Living 0.1% All Others 1.0%

Significant Liquidity and High-Quality Securities Portfolio 17 High quality, $4.8 billion cash and investment portfolio with $14.8 billion remaining collateral and lines as a source of additional potential liquidity Cash and Securities Composition Total Cash and Securities: $4.8B Cash and Securities / Total Assets: 18% Cash & Securities / Total Assets1 As of 9/30/2025, WAFD maintains $4.8B of balance sheet Liquidity. • Cash and Securities is 18% of assets • Investment Portfolio targets low credit risk / moderate duration • 81% Cash and US Government-backed Agency Bonds and MBS • Current Yield on Cash and Investments Portfolio is 4.34% Liquidity is tested quarterly through utilizing various scenarios to determine their affect on available liquidity. Whether minor or extreme, these tests show strong liquidity as a result of deposits and borrowing capacity from reliable collateralized sources. Source: SNL Financial, Company Filings 1 Peers represent Banks similar to WaFd in size, geography and operations Total Cash and Securities: $5.4B Cash and Securities / Total Assets: 19% 9/30/2024 9/30/2025 US Backed, 67% Cash, 14% High Quality Bonds, 19% US Backed, 34% Cash, 44% High Quality Bonds, 22% WAFD Peers Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Sep 2025 10.00% 20.00% 30.00% 40.00%

Investment Portfolio 18 High quality, $4.1 billion investment portfolio with a duration of 2.7 years. Portfolio is 45% variable rate. HTM Investments Fair Value Gain/(Loss) WAL Expected Yield Agency MBS $ 612,739 $ (33,063) 6.8 3.97% AFS Investments Fair Value Gain/(Loss) WAL Expected Yield Agency MBS $ 2,603,153 $ (720) 5.7 4.56% Agency and Student Loan Bonds 742,253 (63) 13.6 5.30% Corporate Bonds 152,537 (8,299) 6.6 3.50% Municipal Bonds 35,258 (155) 9.7 5.20% $ 3,533,201 $ (9,237) Hedges Gain/(Loss) Borrowing Cash Flow Hedges $ 99,231

Highly Diversified Deposit Base - % of Deposits by Industry 19 Top 20 depositors make up 11% of total deposits. 24.7% of total deposits are uninsured and not collateralized as of September 30, 2025

20 Deposit Trends Shifting away from time deposits in favor of transaction accounts. Checking accounts now make up 35% of all deposits Transaction Accounts, $12,307, 57.4% Time Deposits, $9,131, 42.6% Transaction Accounts, $11,817, 55.3% Time Deposits, $9,557, 44.7% As of 9/30/2025 As of 9/30/2024 Transaction Accounts Time Deposits WTD Rate 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 $— $4,000 $8,000 $12,000 $16,000 $20,000 $24,000 —% 0.80% 1.60% 2.40% 3.20% 4.00% 4.80%

Deposit Flows

Overall changes by quarter and balances by type

Customer Deposit Accounts	6/30/2023	9/30/2023	12/31/2023	3/31/2024[1]	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025
Checking - Noninterest Bearing	2,856,165	2,729,888	2,604,281	2,482,010	2,514,310	2,500,467	2,489,394	2,400,172	2,487,816	2,567,539
Checking - Interest Bearing	4,125,554	4,124,463	4,084,933	4,579,413	4,481,465	4,486,444	4,554,922	4,625,596	4,705,457	4,865,808
Savings	943,915	817,547	777,204	771,260	733,973	718,560	714,755	715,199	703,085	701,558
Money Market	3,954,709	3,358,603	3,191,646	4,506,179	4,199,257	4,111,714	4,094,788	4,113,017	4,072,766	4,171,627
CDs	3,980,605	4,863,849	5,380,723	9,000,911	9,255,760	9,556,785	9,584,918	9,573,442	9,417,447	9,131,104
Total	15,860,948	15,894,350	16,038,787	21,339,773	21,184,765	21,373,970	21,438,777	21,427,426	21,386,571	21,437,636
Quarter % Change	(0.6)%	1.6 %	(0.5)%	33.1 %	(0.7)%	0.9 %	0.3 %	(0.1)%	(0.2)%	0.2 %
Quarter $ Change	(99,087)	259,476	(81,637)	5,300,986	(155,008)	189,205	64,807	(11,351)	(40,855)	51,065

Uninsured & Uncollateralized Deposits	4,033,174	4,124,355	4,182,289	5,436,402	5,238,217	5,134,192	5,317,511	5,490,142	5,094,400	5,302,026
% of Total Deposits	25.4 %	25.6 %	26.1 %	25.5 %	24.7 %	24.0 %	24.8 %	25.6 %	23.8 %	24.7 %

[1] Deposit balances increased in FY24 as a result of the LBC merger. The merger added $3.7 billion in time deposits and $1.9 billion in transaction accounts.

*(Balances $ in thousands)

WaFd Bank

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Borrowings and Debt Outstanding & Weighted Rate 22 Total Debt is 97.2% FHLB advances and 2.8% Junior Subordinated debentures and is used in part to manage interest rate risk. Current period decrease reflects the repayment of FHLB advances. Increase in borrowings for 2020 was from locking in $1 billion of funding at a fixed rate of 66 bps for 10 years. Borrowings WTD Rate 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Effective Maturity Schedule $ in millions Within 3 months $ 730 4.30% 4 to 6 months 100 1.46% 7 to 9 months — — % 10 to 12 months 117 4.64% 1 to 3 years: — — % 3 to 5 years: 19 0.04% 5+ years: 852 0.83%

Cost of Deposits Through the Current Fed Rate Cycle 23

AOCI vs our Peers 24

25 Income Statement Comparison 25 $ In thousands Three Months Ended September 30, 2025 September 30, 2024 $ Change % Change INTEREST INCOME Loans receivable $ 271,787 $ 308,598 $ (36,811) (12)% Mortgage-backed securities 32,953 18,088 14,865 82% Investment securities and cash equivalents 21,794 47,411 (25,617) (54)% 326,534 374,097 (47,563) (13)% INTEREST EXPENSE Customer accounts 143,874 165,240 (21,366) (13)% FHLB advances and other borrowings 12,754 36,045 (23,291) (65)% 156,628 201,285 (44,657) (22)% Net interest income 169,906 172,812 (2,906) (2)% Provision (release) for credit losses 3,000 — 3,000 Net interest income after provision (release) 166,906 172,812 (5,906) (3)%

26 Income Statement Comparison Efficiency Ratio of 56.82% for the quarter ending September 30, 2025 down from 57.21% for the quarter ending September 30, 2024. Effective tax rate for the quarter ending September 30, 2025 is 21.93% down from 24.21% for the quarter ending September 30, 2024. $ In thousands Three Months Ended September 30, 2025 September 30, 2024 $ Change % Change NON-INTEREST INCOME $ 18,391 $ 15,878 $ 2,513 16% NON-INTEREST EXPENSE Compensation and benefits 56,028 53,983 2,045 4% Occupancy 10,895 10,843 52 —% FDIC premiums 4,400 6,800 (2,400) (35)% Product delivery 6,558 6,306 252 4% Information technology 16,406 14,129 2,277 16% Other expense 12,706 15,880 (3,174) (20)% 106,993 107,941 (948) (1)% Gain (loss) on REO (681) (83) (598) 720% Income before income taxes 77,623 80,666 (3,043) (4)% Income tax provision 17,026 19,526 (2,500) (13)% NET INCOME $ 60,597 $ 61,140 $ (543) (1)% Dividends on preferred stock 3,656 3,656 — —% Net income available to common shareholders $ 56,941 $ 57,484 $ (543) (1)%

27 Net Interest Income and Net Interest Margin Net interest income in thousands. IRR measures as of September 30, 2025: • Net Interest Income (NII) would decrease by 0.1% in +100 bps immediate and parallel shock and would increase by 4.8% in a -100 bps immediate parallel shock. • Net Portfolio Value (NPV) after +200bps shock is 21.2% lower ($649M) and at $2.4 billion would be 9.9% of total assets. NPV after -200bps shock is 18.0% higher ($551M) and at $3.6 billion would be 13.5% of total assets. Net Interest Income Margin % Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 — 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%

28 Net Income and Common Earnings Per Share Annual Quarterly March 31, 2024 Net Income and EPS reflect merger-related expenses of $25 million and the preliminary ACL provision of $16 million. Net Income (in thousands) EPS 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 $— $60,000 $120,000 $180,000 $240,000 $300,000 $— $1.00 $2.00 $3.00 $4.00 Net Income (in thousands) EPS Mar- 22 Ju n-22 Sep -22 Dec -22 Mar- 23 Ju n-23 Sep -23 Dec -23 Mar- 24 Ju n-24 Sep -24 Dec -24 Mar- 25 Ju n-25 Sep -25 $— $20,000 $40,000 $60,000 $80,000 $— $0.25 $0.50 $0.75 $1.00 $1.25 $1.50

Non-Interest Income 29 Diverse sources of Non-Interest Income provide steady growth and balance our revenue profile Non-Interest Income for Quarter-Ended September 30, 2025 Non-Interest Income Over Time ($MM) Non-Interest Income / Total Loan Revenue Other Income includes: • BOLI income • Rental income • Income on equity method investments Loan Fees, 11.3% Deposit Fees, 43.3% WaFd Insurance Commissions, 24.9% Other Income, 20.5% 11% 9% 11% 16% 12% 10% 6% 5% 6% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 $3.8 $3.9 $7.3 $6.9 $7.2 $3.9 $2.7 $6.9 $25.9 $24.9 $23.7 $24.7 $25.9 $26.1 $27.5 $29.6 $9.3 $10.2 $10.9 $11.9 $13.4 $14.6 $17.4 $19.5 $5.4 $13.1 $13.2 $16.7 $19.8 $8.5 $12.5 $15.0 $10.1 $30.7 Loan Fees Deposit Fees WaFd Insurance Other Income Gain on Sale of Investments Gain on Sale of Buildings FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025

30 Non-Interest Expense Over Time Annual and Quarterly - Expenses in thousands Annual Quarterly Non-interest expense includes FDIC premiums, product delivery & IT related costs and other miscellaneous expenses. The quarter-ended March 31, 2024 includes merger related expenses and other non-operating expenses. If removed, the adjusted efficiency ratio for 2024 would have been 57.5%. See additional details for ‘other’ expenses within Other Non-Interest Expense on the next page. 50% 51% 48% 50% 52% 59% 59% 54% 51% 62% 59% Compensation Occupancy Other Expense Efficiency Ratio FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 —% 10% 20% 30% 40% 50% 60% 70% 50% 47% 52% 52% 52% 58% 78% 57% 57% 65% 58% 56% 57% Compensation Occupancy Other Expense Efficiency Ratio SEP-22 DEC-22 MAR-23 JU N-23 SEP-23 DEC-23 MAR-24 JU N-24 SEP-24 DEC-24 MAR-25 JU N-25 SEP-25 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 —% 10% 20% 30% 40% 50% 60% 70% 80%

31 Breakout of Non-Interest Expense Non-Interest Expense includes: • FDIC Premiums • Product Delivery • Information Technology • ‘Other expense’ line-item include professional services, marketing and administrative costs. Expenses in millions $11.4 $11.6 $9.8 $10.9 $14.4 $9.5 $20.0 $28.9 $20.2 $14.0 $16.4 $15.9 $17.0 $18.5 $19.5 $21.0 $24.0 $25.9 $28.9 $34.6 $38.9 $52.9 $42.7 $47.2 $49.4 $53.3 $60.1 $29.8 $41.7 $34.6 $47.5 $41.1 $45.9 $47.5 $65.9 $54.2 FDIC Premiums Product Delivery Information Technology Other Expense FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025

32 Capital Ratios WAFD does not seek to maximize leverage. Rather, we aspire to be the bank that can best weather the next storm on the horizon. • Source: S&P Global, Company Filings Common Equity Tier 1 Ratio WaFd Inc. Top 100 Banks Peer Banks Well Capitalized Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Sep 2025 —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Total Risk-Based Capital WaFd Inc. Top 100 Banks Peer Banks Well Capitalized Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Sep 2025 —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE+ACL/Tang Assets Sep 2019 Sep 2020 Sep 2021 Sep 2022 Sep 2023 Sep 2024 Sep 2025 9.00% 9.50% 10.00% 10.50% 11.00% 11.50% 12.00%

Returning Capital to Shareholders Recent Capital Activities • Current cash dividend of $0.27 provides a yield of 3.60% based on the current stock price (November 6) • 3,447,771 shares were repurchased in fiscal 2025 with a weighted price of $29.56 • Since 2013, 53 million shares repurchased which is 50% of total outstanding shares as of 9/30/2012 • 8.2 million shares remain in buyback authorization as of September 30, 2025. 33 Common Dividend as a % of Net IncomeReturn of Income to Common Shareholders Share Repurchases 30.1% 38.3% 38.0% 27.8% 26.3% 40.1% 40.0% 2019 2020 2021 2022 2023 2024 2025 Net Income Stock Buyback & Dividends 2019 $210,256 $187,163 89% 2020 $173,438 $178,629 103% 2021 $173,581 $414,527 239% * 2022 $221,705 $64,837 29% 2023 $242,801 $94,255 39% 2024 $185,416 $101,355 55% 2025 $211,443 $186,571 88% * Preferred stock issuance proceeds were used to repurchase 8 million shares # of Shares Wtd Price Paid % Outstanding at beginning of the year 2019 4,065,352 $30.46 5% 2020 3,339,530 $33.58 4% 2021 10,810,113 $32.25 14% 2022 92,774 $35.14 0.1% 2023 1,165,161 $26.14 2% 2024 1,070,207 $25.29 1.6% 2025 3,447,771 $29.56 4.2%

As of 9/30/2025: Book Value per Share $35.04 Tangible Book Value per Share $29.38 Price to BV: 86.4% Price to TBV: 107% Stock Price & Book Value Per Share 34

Managing Capital Text Text Text Tex 35 Perspective through the last Credit Cycle

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.